Exhibit 4

DEUTSCHE BANK TRUST COMPANY AMERICAS
EXCHANGE AGENT AGREEMENT

January [•], 2004

Deutsche Bank Trust Company Americas
Trust and Security Services
60 Wall Street
New York, NY 10005

Ladies and Gentlemen:

     The Bolivarian Republic of Venezuela (the “Republic”), is offering to exchange (the “Exchange Offer”) up to U.S.$1,558,523,000 of its U.S. Dollar Denominated 10.75% Notes due 2013 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of its U.S. Dollar-Denominated 10.75% Notes due 2013 (the “Old Notes” and, together with the New Notes, the “Notes”), pursuant to a prospectus dated [•], 2004 (the “Base Prospectus”) and an accompanying prospectus supplement dated [•], 2004 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) included in the Republic’s Registration Statement on Schedule B (File No. 333-[•]) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (“SEC”). The Term “Expiration Date” shall mean 5:00 p.m., New York City time, on [•], 2004, unless the Exchange Offer is extended as provided in the Prospectus Supplement, in which case the term “Expiration Date” shall mean the latest date and time to which the Exchange Offer is extended. Upon execution of this Agreement, Deutsche Bank Trust Company Americas will act as the Exchange Agent for the Exchange Offer (the “Exchange Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Prospectus.

     A copy of each of the form of letter of transmittal (the “Letter of Transmittal”) and the form of the notice of guaranteed delivery (the “Notice of Guaranteed Delivery” together with the Letter of Transmittal, the “Tender Documents”) to be used by Holders of Old Notes in order to receive New Notes pursuant to the Exchange Offer are attached hereto as Exhibit A.

     The Republic hereby appoints you to act as Exchange Agent in connection with the Exchange Offer. In carrying out your duties as Exchange Agent, you are to act in accordance with the following provisions of this Agreement:

     1. You are to mail the Prospectus and the Tender Documents to all of the Holders and participants on the day that you are notified by the Republic that the Registration Statement has become effective under the Securities Act, or as soon as practicable thereafter, and to make subsequent mailings thereof after the date thereof and to any persons who become Holders prior to the Expiration Date and to any persons as may from time to time be requested by the Republic. All mailings pursuant to this Section 1 shall be by first class mail, postage prepaid, unless otherwise specified by the Republic. You shall also accept and comply with telephone requests for information relating to the Exchange Offer provided that such information shall relate only to the procedures for tendering Old Notes in (or withdrawing tenders of Old Notes from) the Exchange Offer. All other requests for information relating to the Exchange Offer shall be directed to the Republic at its address set forth in Section 19.

     2. You are to examine Letters of Transmittal and the Old Notes and other documents delivered or mailed to you, by or for the Holders, prior to the Expiration Date, to ascertain whether (i) the Letters of Transmittal are properly executed and completed in accordance with the instructions set forth therein, (ii) the Old Notes are in proper form for transfer and (iii) all other documents submitted to you are in proper form. In each case where a Letter of Transmittal or other document has been improperly executed or completed or, for any other reason, is not in proper form, or some other irregularity exists, you are authorized to endeavor to take such action as you consider appropriate to notify the tendering Holder of such irregularity and as to the appropriate means of resolving the same. Determination of questions as to the proper completion or execution of the Letters of Transmittal, or as to the proper form for transfer of the Old Notes or as to any other irregularity in connection with the submission of Letters of Transmittal and/or Old Notes and other documents in connection with the Exchange offer, shall be made by the officers of, or counsel for, the Republic at their written instructions or oral direction confirmed by facsimile. Any determination made by the Republic on such questions shall be final and binding.

     3. At the written request of the Republic, you shall notify tendering Holders of Old Notes in the event of any termination of the Exchange Offer and you will return all tendered Old Notes to the persons entitled thereto, at the request and expense of the Republic.

     4. Tender of the Old Notes may be made only as set forth in the Letter of Transmittal. Notwithstanding the foregoing, tenders which the Republic shall approve in writing as having been properly delivered shall be considered to be properly tendered. Letters of Transmittal and Notices of Guaranteed Delivery shall be recorded by you as to the date and time of receipt and shall be preserved and retained by you at the Republic’s expense for one year. New Notes are to be issued in exchange for Old Notes pursuant to the Exchange Offer only (i) against deposit with you prior to the Expiration Date or, in the case of a tender in accordance with the guaranteed delivery

procedures outlined in Instruction    of the Letter of Transmittal, within three (3) business days after the Expiration Date of the Exchange Offer, together with executed Letters of Transmittal and other documents required by the Exchange Offer or (ii) in the event that the Holder is a participant in the Depository Trust Company (“DTC”) system, by the utilization of DTC’s Automated Tender Offer Program (“ATOP”) and any evidence required by the Exchange Offer.

     You are hereby directed to establish an account with respect to the Notes at The Depository Trust Company (the “Book Entry Transfer Facility”) within two days after the date hereof in accordance with SEC Regulation 240.17 Ad. Any financial institution that is a participant in the Book Entry Transfer Facility system may, until the Expiration Date, make book-entry delivery of the Notes by causing the Book Entry Facility to transfer such Notes into your account in accordance with the procedure for such transfer established by the Book Entry Transfer Facility. In every case, however, a Letter of Transmittal (or a manually executed facsimile thereof), or an Agent’s Message, properly completed and duly executed, with any required signature guarantees and any other required documents must be transmitted to and received by you prior to the Expiration Date or the guaranteed delivery procedures described in the Offer must be complied with.

     5. Upon oral or written request of the Republic (with written confirmation of any such oral request thereafter), you will transmit by telephone, and promptly thereafter confirm in writing to Alejandro Dopazo, Mark Stumpf, Neil Goodman, Arturo Caraballo or such other persons as the Republic may reasonably request, the aggregate number and principal amount of Old Notes tendered to you and the number and principal amount of Old Notes property tendered that day. In addition, you will also inform the aforementioned persons, upon oral request made from time to time (with written confirmation of such request thereafter) prior to the Expiration Date, of such information as they or any of them may reasonable request.

     6. Upon the terms and subject to the conditions of the Exchange Offer, delivery of New Notes will be made by you promptly after acceptance of the tendered Old Notes. You will be hold all items which are deposited for tender with you after 5:00 p.m. New York City time, on the Expiration Date pending further instructions from an officer of the Republic.

     7. If any Holder shall report to you that his or her failure to surrender Old Notes registered in his or her name is due to the loss or destruction of a certificate or certificates, you shall request such Holder (i) to furnish to you an affidavit of loss and, if required by the Republic, a bond of indemnity in an amount and evidenced by such certificate or certificates of a surety, as may be satisfactory to you and the Republic, and (ii) to execute and deliver an agreement to indemnify the Republic and you in such form as is acceptable to you and the Republic. The obligees to be named in each such indemnity bond shall include the Republic and you. You shall report to the Republic the names of all Holders who claim that their Old Notes have been lost or destroyed and the principal amount of such Old Notes.

     8. As soon as practicable after the Expiration Date, you shall mail or deliver via the Book Entry Transfer Facility’s applicable procedures, the New Notes that such Holders may be entitled to receive and you shall arrange for cancellation of the Old Notes submitted to you or returned by DTC in connection with ATOP. Such Old Notes shall be forwarded to [                    ] for cancellation and retirement as you are instructed by the Republic (or a representative designated by the Republic) in writing.

     9. For your services as the Exchange Agent hereunder, the Republic shall pay you in accordance with the schedule of fees attached hereto as Exhibit B.

     10. You are not authorized to pay any concessions, commissions or solicitation fees to any broker, dealer, bank or other person or to engage or utilize any person to solicit tenders.

     11. As the Exchange Agent hereunder you:

    (a) shall have no duties or obligations other than those specifically set forth herein or in the Exhibits attached hereto or as may be subsequently requested in writing of you by the Republic and agreed to by you in writing with respect to the Exchange Offer;

    (b) will be regarded as making no representations and having no responsibilities as to the validity, accuracy, sufficiency, value or genuineness of any Old Notes deposited with you hereunder, any New Notes, and Tender Documents or other documents prepared by the Republic in connection with the Exchange Offer;

    (c) shall not be obligated to take any legal action hereunder which might in your judgment involve any expense or liability unless you shall have been furnished with an indemnity reasonably satisfactory to you;

    (d) may rely on, and shall be fully protected and indemnified as provided in Section 12 hereof in acting upon, the written or oral instructions with respect to any matter relating to your acting as Exchange Agent specifically covered by this Agreement or supplementing or qualifying any such action of any officer or agent of such other person or persons as may be designated or whom you reasonably believe have been designated by the Republic;

    (e) may consult with counsel satisfactory to you, including counsel for the Republic, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by you in good faith and in accordance with such advice of such counsel;

    (f) shall not at any time advise any person as to the wisdom of the Exchange Offer or as to the market value or decline or appreciation in market value of any Old Notes or New Notes; and

    (g) shall not be liable for any action which you may do or refrain from doing in connection with this Agreement except for your gross negligence, willful misconduct or bad faith.

     12. The Republic covenants and agrees to indemnify and hold harmless Deutsche Bank Trust Company Americas and its officers, directors, employees, agents and affiliates (collectively, the “Indemnified Parties” and each an “Indemnified Party”) against any loss, liability or reasonable expense of any nature (including reasonable attorneys’ and other fees and expenses) incurred in connection with the administration of the duties of the Indemnified Parties hereunder in accordance with this Agreement and without gross negligence, bad faith or willful misconduct; provided, however, such Indemnified Party shall notify the Republic by letter, or by cable or telecopier confirmed by letter, of the written assertion of a claim against such Indemnified Party, or of any action commenced against such Indemnified Party, promptly after but in any event within 10 days of the date such Indemnified Party shall have received any such written assertion of a claim or shall have been served with a summons, or other legal process, giving information as to the nature and basis of the claim; provided, however, that failure to so notify the Republic shall not relieve the Republic of any liability which it may otherwise have hereunder except such liability that is a direct result of such Indemnified Party’s failure to so notify the Republic. The Republic shall be entitled to participate at its own expense in the defense of any such claim or legal action and if the Republic so elects or if the Indemnified Party in such notice to the Republic so directs, the Republic shall assume the defense of any suit brought to enforce any such claim. Notwithstanding anything to the contrary set forth herein, you shall be entitled to retain counsel of your choice in any suit, subject to the Republic’s prior written consent which shall not be unreasonably withheld, and the Republic shall pay the reasonable fees, expenses and disbursements of such counsel. You shall not enter into a settlement or other compromise with respect to any indemnified loss, liability or expense without the prior written consent of the Republic, which shall not be unreasonably withheld or delayed if not adverse to the Republic’s interests.

     13. This Agreement and your appointment as the Exchange Agent shall be construed and enforced in accordance with the laws of the State of New York and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of the parties hereto. No other person shall acquire or have any rights under or by virtue of this Agreement.

     14. (a) The Republic agrees that any suit, action or proceeding against it or its properties, assets or revenues with respect to this Agreement (a “Related Proceeding”) shall be brought exclusively in the Supreme Court of the State of New York, County of New York; in the United States District Court for the Southern District of New York; or in the courts of Venezuela that sit in Caracas, as the person bringing such Related Proceeding may elect in its sole discretion, provided that if none of the courts specified above located in the country in which such person has elected to bring such Related Proceeding is a court that has jurisdiction of the subject matter or is otherwise competent under applicable law to hear and determine such proceeding, such Related Proceeding may be brought in such other court located in such country as shall have jurisdiction of the subject matter or be otherwise competent under applicable law to hear and determine such Related Proceeding, or if such Related Proceeding seeks relief or a judgment that is enforceable only against any of its properties, assets or revenues that are subject to the jurisdiction of any other court located in the countries listed above and is limited to the value of such properties, assets or revenues, such Related Proceeding may be brought in any such court (all such courts described in this sentence being called herein “Specified Courts”). The Republic also agrees that any judgment obtained in any of the Specified Courts arising out of any Related Proceeding may be enforced or executed in any Specified Court or any other court of competent jurisdiction whatsoever, and any judgment obtained in any such other court as a result of such enforcement or execution may be enforced or executed in any such other court of competent jurisdiction (all such courts other than Specified Courts being called herein “Other Courts”), by means of a suit on the judgment or in any other manner provided by law. The Republic hereby irrevocably submits to the exclusive jurisdiction of each of the Specified Courts for the purpose of any Related Proceeding and, solely for the purpose of enforcing or executing any judgment referred to in the preceding sentence (a “Related Judgment”), of each Specified Court and each Other Court. The agreement made by the Republic in this Section 14(a) with respect to jurisdiction is made solely with respect to Related Proceedings and the enforcement or execution of Related Judgments and under no circumstances shall it be interpreted as a general agreement by the Republic with respect to proceedings unrelated to this Agreement.

     (b) The Republic agrees that service of all writs, process and summonses in any Related Proceeding or any suit, action or proceeding to enforce or execute any Related Judgment brought against it in the State of New York may be made upon the Consul General of the Bolivarian Republic of Venezuela or, in his or her absence or incapacity, any official of the Consulate of Venezuela, presently located at 7 East 51st Street, New York, New York 10022, U.S.A., as its authorized agent (the “Process Agent”), and the Republic appoints the Process Agent as its agent to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice to it of any such service of process shall not impair or affect the validity of such service or of any judgment based thereon. The Republic agrees to maintain at all times an agent with offices in New York to act as its Process Agent as aforesaid (such agent to be appointed by a power of attorney granted before a Venezuelan notary public and the Republic hereby agrees and each such power of attorney shall provide that no power of attorney granted to a Process Agent may be revoked unless an alternative agent for service of process with an office in New York shall be appointed). Nothing herein shall in any way be deemed to limit the ability to serve any such writs, process or summonses in any other manner permitted by applicable law.

     (c) The Republic irrevocably consents to and waives any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in any of the Specified Courts or to the laying of venue of any suit, action or proceeding brought solely for the purpose of enforcing or executing any Related Judgment in any of the Specified Courts or Other Courts, and further irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Related Proceeding or any such suit, action or proceeding in any such court.

     (d) To the extent that the Republic or any of its revenues, assets or properties shall be entitled, with respect to any Related Proceeding at any time brought against the Republic or any of its revenues, assets or properties in any jurisdiction in which any Specified Court is located, or with respect to any suit, action or proceeding at any time brought solely for the purpose of enforcing or executing any Related Judgment in any jurisdiction in which any Specified Court or Other Court is located, to any immunity from suit, from the jurisdiction of any such court, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction (including, without limitation, the Foreign Sovereign Immunities Act of 1976 of the United States), provided that such agreement and waiver, insofar as it relates to any jurisdiction other than a jurisdiction in which a Specified Court is located, is given solely for the purpose of enabling the Exchange Agent to enforce or execute a Related Judgment. In addition, to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction, to any immunity from set-off, banker’s lien or any similar right or remedy, and to the extent that there shall be attributed, in any jurisdiction, such an immunity, the Republic hereby irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction with respect to any claim, suit, action, proceeding, right or remedy arising out of or in connection with the Agreement.

     Notwithstanding the foregoing, it is understood that the Republic and its properties located in Venezuela have immunity from set-off, attachment prior to judgment, attachment in aid of execution and execution of a judgment in actions and proceedings in Venezuela, as provided by the laws of Venezuela.

     15. This Agreement may not be modified, amended or supplemented without an express written agreement executed by the parties hereto. Any inconsistency between this Agreement and the Tender Documents, as they may from time to time be supplemented or amended, shall be resolved in favor of the latter, except with respect to the duties, liabilities and indemnification of you as Exchange Agent.

     16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     17. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     18. Unless terminated earlier by the parties hereto, this Agreement shall terminate 90 days following the Expiration Date. Notwithstanding the foregoing, Sections 9 and 12 shall survive the termination of this Agreement. Upon any termination of this Agreement, you shall promptly deliver to the Republic any certificates for Old Notes or New Notes, funds or property then held by you as Exchange Agent under this Agreement.

     19. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if delivered or mailed first class certified or registered mail, postage prepaid, or telecopied as follows:

If to the Republic:	Ministry of Finance
Bolivarian Republic of Venezuela
Esquina de Carmelitas
Avenida Urdaneta
Edificio del Ministerio de Hacienda
Caracas, Venezuela
Attn: Jefe de la Oficina Nacional de Crédito Público Telephone: (58 212) 802 1883 Telecopier: (58 212) 802 1893

and a copy to:	Arnold & Porter
555 12th Street, N.W.
Washington, DC 20004-1206
Attn.: Neil Goodman, Esq. Telephone: (202) 942 5000 Telecopier: (202) 942 5999

If to you:	Deutsche Bank Trust Company Americas
Trust and Security Services
60 Wall Street
New York, NY 10005
Attn.: Irina Golovashchuk Telephone: (212) 250 2191 Telecopier: (212) 797 8614

or such other address or telecopy number as any of the above may have furnished to the other parties in writing for such purposes.

     20. This Agreement and all of the obligations hereunder shall be assumed by any and all successors and assigns of the Republic.

     If the foregoing is in accordance with your understanding, would you please indicate your agreement by signing and returning the enclosed copy of this Agreement to the Republic.

Very truly yours,

BOLIVARIAN REPUBLIC OF VENEZUELA, acting by and through its Ministry of Finance

By:

Name: Title:

     Agreed to this [•] day of [•], 2004

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Exchange Agent

By:

Name: Title:

Exhibit A

LETTER OF TRANSMITTAL

BOLIVARIAN REPUBLIC OF VENEZUELA

Offer to Exchange
U.S. Dollar-Denominated 10.75% Notes due 2013,
which have been registered under the Securities Act of 1933
(the “New Notes”),
for any and all of its
U.S. Dollar-Denominated 10.75% Notes due 2013
(CUSIP Nos. 922646 BH 6, P97475 AB 6, 922646 BK 9, P97475 AC 4)
(the “Old Notes”)
Pursuant to the Prospectus Supplement
dated       , 2004

The Exchange Agent is:
Deutsche Bank Trust
Company Americas

By Mail	By Overnight Courier/Hand:
DB Services Tennessee, Inc. Reorganization Unit P.O. Box 292737 Nashville, TN 37229-2737	DB Services Tennessee, Inc. Corporate Trust & Agency Services Reorganization Unit 648 Grassmere Park Road Nashville, TN 37211

Fax: (615) 835-3701	Attention: Jonathan Stucki Tel: (615) 835-2785 Fax: (615) 835-3701

By Hand
Deutsche Bank Trust Company Americas
c/o The Depository Trust Clearing Corporation
55 Water Street, 1st Floor
Jeanette Park Entrance
New York, NY 10041

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 2004 UNLESS WE EXTENT IT (THE “EXPIRATION TIME”).

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery to the Exchange Agent.

     The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus supplement dated           , 2004, of the Bolivarian Republic of Venezuela (“Venezuela”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute Venezuela’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of its New Notes that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for each $1,000 principal amount of its outstanding Old Notes. Recipients of the prospectus supplement should read the requirements described in the prospectus supplement with respect to eligibility to participate in the Exchange Offer.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used by a holder of Old Notes:

•	if certificates representing tendered Old Notes are to be forwarded herewith, or

•	if a tender is made pursuant to the guaranteed delivery procedures in the section of the prospectus supplement entitled “The Exchange Offer-Guaranteed Delivery Procedures.”

     Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through the Automated Tender Offer Program (“ATOP”), for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send to the Exchange Agent for its acceptance an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”). Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. A holder tendering through ATOP does not need to complete this Letter of Transmittal.

     In order to properly complete this Later of Transmittal, a holder of Old Notes must:

•	complete the box entitled. “Description of Old Notes Tendered”;

•	if appropriate. check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the Letter of Transmittal by completing the box entitled “Sign Here”; and

•	complete the Substitute Form W-9.

     Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes who desire to tender their Old Notes for exchange and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent or complete the procedures for book-entry transfer on or prior to the Expiration Time, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the prospectus supplement entitled “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2. Delivery of documents to DTC does nor constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, Old Notes must be properly tendered prior to the Expiration Time.

     Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of Old Notes Tendered”, and sign the box below entitled “Sign Here”. If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

     The Exchange Offer may be extended, terminated or amended, as provided in the prospectus supplement. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on           , 2004, unless extended by Venezuela.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate. list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF OLD NOTES TENDERED
	Name(s) and Address(es) of Registered Holder(s) or			Principal
	Name of DTC Participant and Participant’s DTC		Aggregate	Amount
	Account Number in which Securities are Held	Certificate	Principal Amount	Tendered for
	(Please fill in blank)	Number(s)*	Represented	Exchange**

*	Need not be completed by holders tendering by book-entry transfer.
**	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Old Notes described above is being tendered. The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000.

     If not already printed above, the name(s) and address(a) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Old Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Old Notes.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that guaranteed delivery

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Old Notes for exchange. Persons who are beneficial owners of Old Notes but ax not registered holders and who seek to tender Old Notes should:

contact the registered holder of such Old Notes and instruct such registered holder to tender on his or her behalf;

obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United Stares or certain other eligible guarantors (each, an “Eligible Institution”); or

effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Time.

     See the section entitled “The Exchange Offer” in the prospectus supplement

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Venezuela for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Old Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to CAP all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of CAP) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to CAP;

•	present and deliver such Old Notes for transfer on the books of Venezuela; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Venezuela will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Venezuela to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by Venezuela and the issuance of New Notes in exchange therefor shall constitute performance in full by Venezuela of its obligations under the Registration Rights Agreement, dated September 19, 2003, among Venezuela, ABN AMRO Incorporated and Citigroup Global Markets Inc. and the Registration Rights Agreement, dated October 23, 2003, among Venezuela, ABN AMRO Incorporated and the investors parties thereto.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder which is an “affiliate” of Venezuela within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of Venezuela, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account pursuant to the Exchange Offer, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Time in accordance with the terms of this Letter of Transmittal.

     The Exchange Offer is subject to certain conditions, each of which may be waived or modified by Venezuela, in whole or in part, at any time and from time to time, as described in the prospectus supplement under the caption “The Exchange Offer — Conditions.” The undersigned recognizes that as a result of such conditions Venezuela may not be required to accept for exchange, or to issue New Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Issuance Instructions” below.

     Unless otherwise indicated under “Special Issuance instructions” below, please return any certificates representing Old Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under “Description of Old Notes Tendered.” In the event that both the “Special Issuance instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. The undersigned recognizes that Venezuela does not have any obligation pursuant to the Special Issuance Instructions to transfer any Old Notes from the name of the holder thereof if Venezuela does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

A. SPECIAL ISSUANCE INSTRUCTIONS
(See instructions 1, 6, 7 and 8)

To be completed ONLY if (i) New Notes issued for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be issued in (he name of someone other than the undersigned or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Name

(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 herein)

Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(Account Number)

B. SPECIAL DELIVERY INSTRUCTIONS
(See instructions 1, 6, 7 and 8)

To be completed ONLY if the New Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that show above.

Mail to:

Name

(Please Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 herein)

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering
holders except holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Old Notes listed in the box above labeled “Description of Old Notes Tendered” under the column heading “Principal Amount Tendered for Exchange” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes tendered described in such box).

Signature(s) of holder(s) of Old Notes

Dated:

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Old Notes or, if the Old Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Old Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 6.)

Dated

Name(s)

(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number

Guarantee of Signatures
(Only If Required-See Instructions 1 and 6)

Authorized Signature of Guarantor

Name

(Please Type or Print)

Title:

Name of Firm:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Dated:                                          , 1992

(REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

by the registered holder(s) of Old Notes or a DTC participant whose name appears on a security position listing as a holder, in either case, that has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above and the New Notes are being issued directly to such registered holder or are being deposited into such participant’s account at DTC, as applicable; or

to the account of a firm that is an Eligible Institution.

     In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Old Notes but are not the registered holder(s) and who seek to tender Old Notes for exchange should:

contact the registered holder(s) of such Old Notes and instruct such registered holder(s) to tender on such beneficial owner’s behalf;

obtain and include with this Letter of Transmittal. Old Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

effect a record transfer of such Old Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Old Notes for exchange prior to the expiration time. See Instruction 6.

     2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Time or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

     The method of delivery of this Letter of Transmittal, Old Notes and all other required documents to the Exchange Agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Time, to permit delivery to the Exchange Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Old Notes tendered for exchange should be sent only to the Exchange Agent, not to Venezuela.

     A holder who desires to tender Old Notes for exchange and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     If holders desire to tender Old Notes for exchange pursuant to the Exchange Offer and:

certificates representing such Old Notes are not lost but are not immediately available;

time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Time; or

the procedures for book-entry transfer cannot be completed prior to the Expiration Time.

such holder may effect a tender of Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the prospectus supplement under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

     Pursuant to the guaranteed delivery procedures:

     (a) such tender must be made by or through an “eligible guarantor institution” within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended (an “ Eligible Institution”);

     (b) prior to the Expiration Time, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by Venezuela setting forth the name(s) and address(es) of the registered amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) business days after the Expiration Time, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

     (c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account with DTC as described above) and all other required documents must be received by the Exchange Agent within three (3) business days after the date of the Notice of Guaranteed Delivery.

     All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

     3. Inadequate Space. If the space provided in the box entitled “Description of Old Notes Tendered” above is not adequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

     4. Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time prior to the expiration time by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”);

identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantee) or be accompanied by documents of transfer sufficient to have the fiscal agent for the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender;

specify the name in which any such Old Notes are to be registered, if different from that of the Depositor; and

if applicable because the Old Notes have been tendered under the book-entry procedures, specify the name and number of the participant’s account at DTC to be credited, if different

     The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by CAP and such determination will be final and binding on all parties.

     Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the prospectus supplement at any time prior to the Expiration Time.

     5. Partial Tenders (Not Applicable To Holders Of Old Notes Who Tender By Book-Entry Transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount, If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (4) of the box entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

     6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the holder(s) of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to CAP of its authority so to act must be submitted, unless waived by Venezuela.

     If this Letter of Transmittal is signed by the holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the names of the registered holder(s) of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. Transfer Taxes. Except as set forth in this Instruction 7, Venezuela will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. The amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder if:

•	certificates representing Old Notes or New Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or registered or issued in the name of, any person other than the registered holder of the Old Notes tendered;

•	Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal; or

•	a transfer tax is imposed for any reason other than the exchange of the Old Notes pursuant to the Exchange Offer.

If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. Special Issuance and Delivery Instructions. If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained by DTC as such holder may designate.

     9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by CAP, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. CAP reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in CAP’s opinion, be unlawful, CAP also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. CAP’s interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as CAP determines, unless waived by CAP. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by Venezuela or cured, Neither CAP, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

     10. Waiver of Conditions. To the extent permitted by applicable law, CAP reserves the right to waive any and all conditions to the Exchange Offer as described under “The Exchange Offer — Conditions” in the prospectus supplement, and accept for exchange any Old Notes tendered.

     11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Old Notes whose tendered Old Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the Exchange Agent (the “Payor”) with such Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is such Payee’s social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding on any payment received pursuant to the Exchange Offer. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding, each Payee must provide such Payee’s correct TIN by completing the “Substitute Form W-9” set forth below in this Letter of Transmittal. If Old Notes are held in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for information on which TIN to report.

     If the Payee does not have a TIN, such Payee should consult the enclosed W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, check the box indicating that the Payee is exempt from backup withholding in Part 3 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

     A PAYEE SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

     12. Mutilated, Lost. Stolen or Destroyed Old Notes. Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus, the prospectus supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

     IMPORTANT — THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

SUBSTITUTE Form W-9	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR

Employer Identification Number(s)

Department of the Treasury Internal Revenue Service	Part 2 – Certification – Under Penalties of Perjury, I certify that:	Part 3 -
	(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me),	☐ Check if exempt from backup withholding

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. Person.

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certifications	Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Name

Address

(include zip code)

	SIGNATURE	DATE

NOTE; FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: IF YOU HAVE APPLIED FOR AND ARE AWAITING A TIN, YOU MUST WRITE “APPLIED FOR” IN THE SPACE FOR THE TIN IN PART 1 ABOVE AND COMPLETE THE FOLLOWING CERTIFICATE.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not bee issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, federal income tax on all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE	DATE

NOTICE OF GUARANTEED DELIVERY
BOLIVARIAN REPUBLIC OF VENEZUELA
Offer to Exchange
U.S. Dollar-Denominated 10.75% Notes due 2013,
which have been registered under the Securities Act of 1933
for any and all of its
U.S. Dollar-Denominated 10.75% Notes due 2013
(CUSIP Nos. 922646 BH 6, P97475 AB 6, 922646 BK 9, P97475 AC 4)

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                                                            , 2004 UNLESS WE EXTEND IT (THE “EXPIRATION TIME”).

The Exchange Agent is:
Deutsche Bank Trust
Company Americas

By Overnight Courier/Hand:
DB Services Tennessee, Inc.
Corporate Trust & Agency Services
By Mail	Reorganization Unit
DB Services Tennessee, Inc.	648 Grassmere Park Road
Reorganization Unit	Nashville, TN 37211
P.O. Box 292737	Attention: Jonathan Stucki
Nashville, TN 37229-2737	Tel: (615) 835-2785
Fax: (615) 835-3701	Fax: (615) 835-3701
By Hand
Deutsche Bank Trust Company Americas
C/O The Depository Trust Clearing Corporation
55 Water Street, 1st Floor
Jeanette Park Entrance
New York, NY 10041

     Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this notice of guaranteed delivery and in the Letter of Transmittal should be read carefully before this notice of guaranteed delivery and the Letter of Transmittal are completed.

     As set forth in the prospectus dated                    , 2004 and the accompanying prospectus supplement dated                    , 2004 of the Bolivian Republic of Venezuela (“Venezuela”), and in the accompanying Letter of Transmittal and instructions thereto (the “Letter of Transmittal”), this form or one substantially equivalent hereto must be used to accept Venezuela’s offer (the “Exchange Offer”) to exchange new 10.75% Notes due 2013 (“New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for its unregistered 10.75% Notes due 2013 (“Old Notes”), if the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or Old Notes cannot be delivered or if the procedures for book-entry transfer cannot be completed prior to the Expiration Time. This form may be delivered by an “Eligible Institution” (as described in the prospectus supplement) by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent as set forth above. Capitalized terms used but not defined herein shall have the meaning given to them in the prospectus, or the prospectus supplement, as applicable.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Venezuela, upon the terms and subject to the conditions set forth in the prospectus, the accompanying prospectus supplement and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus supplement and in Instruction 2 of the Letter of Transmittal. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of tendering holding of Old Notes set forth in the Letter of Transmittal.

     The undersigned understands that tenders of Old Notes may be withdrawn if the Exchange Agent receives at one of its addresses specified on the cover of this Notice of Guaranteed Delivery, not later than the Expiration Time, a facsimile transmission or letter setting forth the name of the holder, the aggregate principal amount of Old Notes the holder delivered for exchange, the certificate number(s) (if any) of the Old Notes and a statement that such holder is withdrawing his election to have such Old Notes or any portion thereof exchanged, in accordance with the procedures set forth in the prospectus supplement.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

     The undersigned hereby tenders the Old Notes listed below:

CERTIFICATE NUMBER(S)
(IF KNOWN) OF OLD
NOTES OR IF OLD NOTES
WILL BE DELIVERED BY
BOOK-ENTRY TRANSFER
AT THE DEPOSITORY
TRUST COMPANY, INSERT	AGGREGATE PRINCIPAL	AGGREGATE PRINCIPAL
ACCOUNT NO.	AMOUNT REPRESENTED	AMOUNT TENDERED

PLEASE SIGN AND COMPLETE

Signature of Registered Holder(s) or Authorized

Signatory:	Date:

Name of Registered Holder(s):	Address:

Area Code & Telephone No.:

     DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

     This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as the name(s) appear(s) on certificates for Old Notes or on a security position listing as the Owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Please print name(s) and address(es)

Name(s):

Capacity (Full Title):

Address(es):

GUARANTEE
(Not to be used for signature guarantee)

     The undersigned, an “eligible guarantor institution” within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”), hereby (i) represents that the tender of Old Notes hereby complies with Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended and (ii) guarantees that Old Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at its address set forth above within three business days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:

		Authorized Signature

Address	Name:

	Title:

Area Code & Telephone No	Date:	2004

     INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Time. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a DTC Participant whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a DTC Participant, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on DTC’s security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to CAF and the Guarantor of such person’s authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the prospectus and the prospectus supplement may be directed to the Exchange Agent at the address specified in the prospectus supplement. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

Exhibit B

Deutsche Bank Trust Company Americas
Trust and Security Services

SCHEDULE OF FEES

I.	Exchange Agent Acceptance Fees: $7,500 per cusip

     Covers review of the Exchange Agent Agreement, the Letter of Transmittal and other related documentation; establishment of accounts and systems link with depositories; operational and administrative charges, time spent in connection with the review, receipt and processing of Letters of Transmittal and Agent’s Messages and all other activities incidental to the Exchange Agent’s duties under the Exchange Agent Agreement.